Exhibit 23(a)


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 1998 included in the Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


Cleveland, Ohio
September 17, 1998.                                 Arthur Andersen LLP